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                                                                    EXHIBIT 99.1

                              MEDIANEWS GROUP, INC.
                                 CAREER RSU PLAN

SECTION 1. INTRODUCTION

            The Career RSU Plan (the "Plan") of MediaNews Group, Inc. (the "Company") is intended to encourage retention and reward performance of selected senior management of the Company and its Affiliates over a significant time frame through the award of restricted stock units ("RSUs") on the terms set forth herein.

SECTION 2. DEFINITIONS

            "AFFILIATE" means a Person, whether or not a consolidated subsidiary of the Company, 50% or more of the Voting Securities of which are owned, directly or indirectly, by the Company.

            "AVERAGE MARKET PRICE" per share of Common Stock on any date means the average of the daily Closing Prices of Common Stock for the 10 consecutive Trading Days prior to such date.

            "AWARD DATE" of an RSU means the date on which the RSU is awarded to the Participant.

            "BENEFICIAL OWNER" and "BENEFICIALLY OWN" have the meaning ascribed thereto in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

            "BOARD" means the Board of Directors of the Company. If the Board has designated a committee of directors and/or other persons to administer the Plan, the term "Board" shall mean such committee.

            "CAUSE" means: (i) the willful failure by the Participant to perform his or her material duties; (ii) theft, embezzlement or misappropriation by the Participant of any funds or other property of the Company or its Affiliates; or
(iii) a conviction or a plea of nolo contendere with respect to any felony or any other serious crime involving moral turpitude, in each case as determined by the Board.

            "CHANGE IN CONTROL" shall be deemed to occur on:

                  (i) the date that both

                        (A) any Person (or other group of Persons acting in concert) with a view to the acquisition, holding or disposition of securities of the Company, becomes, directly or indirectly, the Beneficial Owner, of securities of the Company representing 35% or more of the voting power of all Voting Securities of the Company, other than by reason of (x) the acquisition of

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      Company securities by the Company or any of its subsidiaries or any employee benefit plan of the Company or any of its subsidiaries, or (y) the acquisition of Company securities by Permitted Holders, and

                        (B) Permitted Holders cease to be, directly or indirectly, the Beneficial Owners of Voting Securities of the Company having a voting power equal to or greater than that of such Person or group;

                  (ii) the consummation of a merger or consolidation of the Company with another Person unless

                        (A) the shareholders of the Company, immediately prior to the merger or consolidation, Beneficially Own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of the voting power of all Voting Securities of the corporation or other entity surviving the merger or consolidation in substantially the same proportions as their ownership, immediately prior to such merger or consolidation, of Voting Securities of the Company; and

                        (B) the members of the Board of Directors of the Company, immediately prior to the merger or consolidation, constitute, immediately after the merger or consolidation, a majority of the board of directors of the Person issuing cash or securities in the merger;

                  (iii) the date on which a majority of the members of the Board of Directors of the Company consist of persons other than Current Directors;

                  (iv) the consummation of a sale or other disposition of all or substantially all of the assets of the Company unless;

                        (A) the shareholders of the Company, immediately prior to such sale or other disposition, Beneficially Own, immediately after such sale or other disposition, shares entitling such shareholders to 50% or more of the voting power of all Voting Securities of the corporation or other entity acquiring such assets in substantially the same proportions as their ownership immediately prior to the consummation of such sale or other disposition, of Voting Securities of the Company; and

                        (B) the members of the Board of Directors of the Company, immediately prior to such sale or other disposition, constitute, immediately after the sale or other disposition, a majority of the board of directors of the Person acquiring such assets; or

                  (v) the date of approval by the shareholders of the Company of a plan of complete liquidation of the Company.

            "CLASS A COMMON STOCK" means Class A Common Stock of the Company.

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            "CLASS B COMMON STOCK" means Class B Common Stock of the Company.

            "CLOSING PRICE" means, as applied to Common Stock on any date, the last reported sales price, regular way, per share of such stock on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in each case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which Common Stock is listed, or if not listed on a national securities exchange, quoted on the national market system of The NASDAQ Stock Market (or any successor or similar system).

            "CODE" means the Internal Revenue Code of 1986, as amended.

            "COMMON STOCK" means Class B Common Stock of the Company and, after conversion of Class B Common Stock into Class A Common Stock, Class A Common Stock of the Company.

            "COMPANY" means MediaNews Group, Inc., and its successors.

            "CONSOLIDATED OPERATING CASH FLOW" shall have the meaning specified in the Senior Credit Facility from time to time, and shall include successor definitions contained therein having a similar meaning and use therein. It is intended that Consolidated Operating Cash Flow reflect all pro forma adjustments made thereto under the Senior Credit Facility. Furthermore, regardless of whether an adjustment is made under the Senior Credit Facility, to the extent that a capital project that exceeds $2 million in cost and that is expected to result in aggregate cost savings is approved, for purposes of determining Consolidated Operating Cash Flow appropriate pro forma adjustments shall be made to Consolidated Operating Cash Flow in order that all debt to be incurred to finance such capital expenditure shall be deemed to have been incurred and such cost savings shall be deemed to be recognized commencing the first day of the four fiscal quarter period ending the last day of the fiscal quarter ending immediately prior to the approval of such capital expenditure for which Required Financial Information has been delivered under the Senior Credit Facility.

            "CURRENT DIRECTOR" shall mean any member of the Board of Directors of the Company on the date hereof and any member whose nomination or election has been approved by a majority of Current Directors then on the Board of Directors of the Company.

            "DISABILITY" means a determination of disability of a Participant under the Company's long term disability plan as in effect from time to time, or if no such plan is in effect, the Participant's permanent inability to perform the material and substantial duties of such Participant's regular occupation.

            "EBITDA" means, at any date of determination, the Consolidated Operating Cash Flow of the Company for the immediately preceding four fiscal quarters

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of the Company for which Required Financial Information has been delivered under the Senior Credit Facility.

            "LIBOR" shall mean on any day the weighted average of the "Eurodollar Base Rate" under the Senior Credit Facility (or successor definitions contained therein having a similar meaning or use therein) applicable to outstanding borrowings as the Company thereunder on such date.

            "MULTIPLE" means, at any date of determination for any company, a number equal to the quotient of (i) long-term debt (as reflected on the most recently available balance sheet of such company) plus market capitalization of such company on such date, divided by (ii) earnings of such company before interest, taxes, depreciation, amortization and any one-time or extraordinary items (such as restructuring charges) for the four most recent fiscal quarters of such company for which financial statements of such company are available, as determined by the Board.

            "PARTICIPANT" means an individual who holds RSUs under the Plan or Common Stock received upon settlement of such RSUs.

            "PERMITTED HOLDERS" means (i) each of William Dean Singleton, Richard B. Scudder, Joseph J. Lodovic, IV and their respective spouses, ancestors, siblings, descendants (including children or grandchildren by adoption) and the descendants of any of their siblings; (ii) in the event of the incompetence or death of any of the Persons described in clause (i), such Person's estate, executor, administrator, committee or other personal representative, in each case who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, capital stock of the Company; (iii) any trust created for the benefit of the Persons described in clause (i) or (ii) or any trust for the benefit of any such trust; or (iv) any Person controlled by any of the Persons described in clause (i), (ii) or (iii). For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise.

            "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, incorporated or unincorporated association, joint-stock company or trust or other entity of any kind.

            "PLAN" means this Career RSU Plan.

            "PLAN YEAR" means July 1 to June 30.

            "QUALIFIED CHANGE IN CONTROL" shall mean a Change in Control if such event qualifies as a "change of control" for purposes of Code Section 409A.

            "QUALIFIED PUBLIC OFFERING" means (x) a public offering by the Company or its shareholders of shares of the Company's Class A Common Stock pursuant to a registration statement under the Securities Act of 1933 that results in (i) aggregate cash

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proceeds to the Company and selling shareholders of an amount equal to or greater than $50 million (before deduction of underwriting discounts and commissions) and (ii) the listing of such Class A Common Stock on any national securities exchange or quotation on the national market system of The Nasdaq Stock Market (or any successor or similar system) or (y) consummation of any transaction that results in (i) the listing of Class A Common stock of the Company on any national securities exchange or quotation on the national market system of The NASDAQ Stock Market (or any successor or similar system) and (ii) shares of such Class A Common stock of the Company having a market value of at least $50 million held by Persons that are not "affiliates" of the Company (as such term is used in Rule 144 under the Securities Act of 1933).

            "REPRESENTATIVE MULTIPLE" shall mean, at any date of determination, the average of the Multiples of Gannett Co. Inc., Lee Enterprises Inc., Knight-Ridder, Inc., The McClatchy Co. and Journal Register Co., provided that in the event that any such company shall be acquired or cease to be publicly traded, its name shall be deemed to be deleted from this definition and, if as a result thereof there are less than three companies referred to in this definition, the Board shall select another publicly traded newspaper company which shall be deemed to be added to this definition such that this definition refers to three companies.

            "REPURCHASE PRICE" means the fair market value of a share of Common Stock (as determined by the Board) as of the date in question. Prior to the occurrence of a Qualified Public Offering, fair market value of a share of Common Stock, on any date, shall be an amount equal to (A)(i) the product of the Representative Multiple, multiplied by EBITDA, minus (ii) consolidated long-term debt of the Company as of such date, divided by (B) the total number of shares of Common Stock outstanding (as if all outstanding shares of Class B Common Stock had converted into Class A Common Stock and including Common Stock issuable (x) pursuant to the Plan to the extent RSUs have vested, (y) under options and rights to purchase Common Stock, determined using the treasury stock method, and (z) under securities convertible into Common Stock) as determined by the Board; provided, however, that in the event that the Repurchase Price does not at any time reasonably approximate the fair market value of a share of Common Stock, the formula described above shall be amended in such manner as the Board determines so that the Repurchase Price reasonably approximates such fair market value. Following a Qualified Public Offering, fair market value of Common Stock shall be the Average Market Price of Common Stock as of the date of determination; provided, however, that if on the day of determination Common Stock is not listed or traded on a national securities exchange or the national market system of The NASDAQ Stock Market (or any successor or similar system) or has not been listed or traded for the 10 consecutive Trading Days prior to such date, "Average Market Price" shall be the Repurchase Price determined pursuant to the first sentence of this definition as if no Qualified Public Offering has occurred.

            "REQUIRED FINANCIAL INFORMATION" shall have the meaning specified in the Senior Credit Facility, and shall include successor definitions therein having a similar meaning and use therein.

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            "RSU" means a restricted stock unit representing one share of Common
Stock of the Company and possessing such rights as are set forth in the Plan.

            "SENIOR CREDIT FACILITY" shall means the Credit Agreement dated as of August 30, 2004, among the Company, the Guarantors identified therein, Bank of America, N.A., as Administrative Agent, and the other financial institutions and lenders identified therein, as amended, substituted, refinanced, renewed or replaced from time to time without regard to the amount of credit extended thereunder or the identity of the borrowers, lenders or agents with respect thereto.

            "SETTLEMENT DATE" shall mean, with respect to any RSUs, the date of settlement of such RSUs pursuant to Section 7.

            "TRADING DAY" means, as applied to Common Stock, any day on which the principal consolidated transaction reporting system with respect to securities listed or traded on the principal national securities exchange or the national market system of The NASDAQ Stock Market (or any successor or similar system) is open for the trading of securities generally and with respect to which information regarding the sale of securities included therein, or with respect to which sales information is reported, is generally available.

            "VOTING SECURITIES" means, as to a Person, securities having the right under ordinary circumstances to vote at an election of the Board of Directors (or other governing body) of such Person.

SECTION 3. ELIGIBILITY

            Participation in this Plan is limited to those members of senior management of the Company or any of its Affiliates selected by the Board for participation in this Plan.

SECTION 4. AWARD OF RSUS

            The maximum aggregate number of RSUs that may be awarded to Participants under the Plan shall not exceed 150,000 RSUs, subject to adjustment pursuant to Section 10.5 hereof. RSUs that are forfeit by Participants under
Section 6 hereof shall again be available for awards under the Plan. The Board shall determine, in its sole discretion, the number of RSUs to be awarded to each Participant in the Plan and the time or times at which such RSUs shall be awarded.

SECTION 5. ATTRIBUTES OF RSUS

            5.1 Dividends and Voting.

            RSUs shall not entitle the holder to any dividends or voting rights.

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            5.2 Non-Transferability.

            RSUs shall not be sold, assigned, transferred, pledged or otherwise encumbered by the holder.

SECTION 6. VESTING OF RSUS

            6.1 General Rule.

            Except as provided below, a Participant's RSUs shall vest on the later to occur of (i) the earlier of (x) completion of twenty years of continuous service with the Company (or its Affiliates) or (y) attainment of age 67 while still employed by the Company (or its Affiliates); or (ii) the date on which the Participant (a) has completed at least five years of participation in the Plan, and (b) has a combined age and years of continuous service with the Company (or its Affiliates) of at least 72.

            6.2 Death or Disability.

            In the event of the Participant's death or Disability prior to the date determined under Section 6.1, RSUs shall vest pro-rata based on the ratio of (i) the number of full months elapsed between the Award Date and the date of death or Disability, and (ii) the number of full months that would have elapsed between the Award Date and the date determined under Section 6.1 (assuming the Participant remained in continuous service with the Company (or its Affiliates) through such date). RSUs not so vested shall be forfeited, except to the extent otherwise provided by the Board in its sole discretion.

            6.3 Resignation or Termination for Cause.

            In the event of a Participant's voluntary resignation or termination by the Company for Cause, all unvested RSUs shall be forfeited.

            6.4 Termination Without Cause.

            In the event of a Participant's termination of employment by the Company without Cause prior to the date determined under Section 6.1, RSUs shall vest pro-rata based on the ratio of (i) the number of full months elapsed between the Award Date and the date of termination of employment, and (ii) the number of full months that would have elapsed between the Award Date and the date determined under Section 6.1 (assuming the Participant remained in continuous service with the Company (or its Affiliates) through such date). RSUs not so vested shall be forfeited, except to the extent otherwise provided by the Board in its sole discretion.

            6.5 Change in Control.

            All RSUs shall become fully vested upon a Change in Control.

SECTION 7. SETTLEMENT OF RSUS

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            7.1 Timing of Settlement

            All vested RSUs shall be settled on the earliest to occur of: (i) the Participant's "separation from service" (within the meaning of Code Section
409A) with the Company and its Affiliates (or in the case of a "specified employee" as defined in Code Section 409A, the sixth month anniversary of the Participant's separation from service); (ii) the Participant's "disability" within the meaning of Code Section 409A; or (iii) a Qualified Change in Control.

            7.2 Form and Amount of Settlement

            RSUs shall be settled (i) by delivery to the Participant (or his or her estate or beneficiary in the case of death) of a number of shares of Common Stock equal to the number of RSUs settled, or (ii) in the case of a Qualified Change in Control, by delivery of a number of shares of Common Stock equal to the number of RSUs settled, which shares shall be deemed to be issued immediately prior to the Qualified Change in Control and shall be entitled to such consideration, if any, as is issued to holder of such Common Stock in such Qualified Change in Control.

SECTION 8. REPURCHASE RIGHTS

            8.1 Put Option

            Beginning on the day following the Settlement Date in respect of the RSUs of a Participant, the Participant shall have the right to cause the Company to purchase (subject to lawfully available funds) such number of shares of Common Stock which have been theretofore issued to the Participant under the Plan as will enable the Participant to satisfy the applicable minimum federal and state income taxes required to be withheld by the Company on such settlement of the RSUs. Beginning on the day following the six month anniversary of such Settlement Date, the Participant shall have the right to cause the Company to purchase (subject to lawfully available funds) such additional number of shares of Common Stock which have been theretofore issued to the Participant under the Plan as will enable the Participant to pay the excess of: (i) the applicable federal and state income taxes incurred on such settlement of the RSUs (calculated at the highest marginal rates in effect at the time of settlement); over (ii) the amount of taxes previously withheld by the Company with respect to the settlement of such RSUs. These rights will be exercisable by the Participant upon written notice to the Company within the sixty (60) days following the Settlement Date or the six month anniversary of the Settlement Date, as the case may be, for an amount in cash equal to the Repurchase Price multiplied by the number of shares to be purchased by the Company. The Board may at its election suspend these rights at any time.

            8.2 Call Option

            Beginning on the day following the six month anniversary of the Settlement Date, the Company shall have the right to purchase any or all of the shares of Common Stock which have been theretofore issued to the Participant under the Plan, exercisable by the Company upon written notice to the Participant at any time following

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such six month anniversary, for an amount in cash equal to the Repurchase Price multiplied by the number of shares to be purchased by the Company. The purchase price shall be paid in a lump sum.

            8.3 Expiration of Repurchase Rights

            The repurchase rights contained in this Section 8 shall automatically terminate upon the consummation of a Qualified Public Offering.

SECTION 9. ADMINISTRATION

            9.1 Authority.

            The Plan shall be administered by the Board. The Board shall have the authority and discretion to select the senior managers who are eligible to participate in the Plan; to grant and amend awards to eligible persons under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any RSUs awarded under the Plan; to make all factual and other determinations necessary or advisable for the administration of the Plan; and to delegate such administrative duties as it may deem advisable to one or more of its members or to one or more employees or agents.

            9.2 Finality of Decisions.

            All determinations and interpretations made by the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Determinations by the Board under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

            9.3 Action of Board.

            The Board shall act by a majority of its members at a meeting (present in person or by conference telephone) or by unanimous written consent.

            9.4 No Liability for Actions.

            No member of the Board, nor any officer or employee of the Company or its Affiliates acting on behalf of the Board, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan or any award hereunder. The Company shall indemnify all members of the Board and all such officers and employees acting on their behalf, to the extent permitted by law, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan.

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SECTION 10. GENERAL PROVISIONS

            10.1 Additional Restrictions on Issuance and Transfer of Shares.

                  10.1.1 If at any time the Board determines that the award or delivery of RSUs or Common Stock under the Plan is or may in the circumstances be unlawful or would require registration or qualification under the laws or regulations of any applicable jurisdiction, the award or delivery of any RSUs or Common Stock may be suspended until the Board determines that such award or delivery is lawful or that such registration or qualification has been effected or is not required. The Company shall have no obligation to effect any registration or qualification of the RSUs or Common Stock under federal or state laws.

                  10.1.2 Any Participant receiving RSUs or Common Stock under the Plan shall make such representations (including representations to the effect that such person will not dispose of the RSUs or Common Stock so acquired in violation of federal and state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the RSUs or Common Stock in compliance with applicable federal and state securities laws. The Board may refuse to permit an award or delivery of RSUs or Common Stock until such representations and information have been provided.

                  10.1.3 At the discretion of the Board, the Participant may be required to enter into an agreement with the Company restricting transfer of, and/or imposing rights of first refusal, "drag-along" rights or similar limitations on, the Common Stock received under the Plan.

                  10.1.4 Unless the Board determines otherwise, certificates for the shares of Common Stock acquired under the Plan shall be registered in the name of the Participant, but held by the Company, until such time as the shares are no longer subject to the Company's repurchase rights under the Plan or any limitation under any agreement entered into by the Participant. Alternatively, the Board may provide for the issuance of the stock certificates to the Participant, in which case the Company may place an appropriate legend on the certificates evidencing the Company's repurchase rights and any transfer restrictions on such shares, and may issue stop transfer instructions in respect thereof.

            10.2 No Limitation on Other Arrangements.

            Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements.

            10.3 No Right to Continued Employment.

            Nothing in the Plan nor in any award hereunder shall confer upon any Participant any right to continuation of his or her employment by the Company and its

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Affiliates, or interfere in any way with the rights of any such company to terminate such employment.

            10.4 Withholding.

            Each Participant shall, no later than the date as of which an amount with respect to an RSU first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the RSU. The obligations of the Company under the Plan shall be conditional on such payment or arrangements. The Company (and, where applicable, its Affiliates) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

            10.5 Certain Adjustments

            In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, extraordinary dividend, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock or regular common stock of the Company such that an adjustment is determined by the Board in its discretion to be appropriate in order to prevent dilution or enlargement of benefits under the Plan, the Board shall, in such a manner as it may in its discretion deem equitable, adjust the Common Stock, the number of RSUs or the number and kind of shares or other property represented by the RSUs and any other amounts to be paid by the Company with respect to outstanding RSUs. Without limitation of the foregoing, in the event of the occurrence of a Change in Control that is not a Qualified Change in Control, at the election of the Board, RSUs shall be converted into the right to receive an amount in cash equal to the consideration that is issued to holders of the Company's common stock in such Change in Control (based on the number of shares of Common Stock that would be issued upon settlement if the RSUs were settled immediately prior to such Change in Control), provided that in the event such consideration includes non-cash consideration, holders shall be entitled to receive in cash the fair market value of such non-cash consideration, as determined by the Board. In the event of such an election by the Board to convert RSUs into the right to so receive cash, upon settlement, holders of RSUs shall also receive interest on the payment received calculated at LIBOR from the date of the Change in Control to (but excluding) the date of payment.

            10.6 Amendment; Suspension; Termination.

            The Plan shall be of unlimited duration. The Plan may be amended, suspended or terminated at any time by the Board; provided, however, that no amendment (other than any amendment (i) which the Board determines is necessary or appropriate to comply with Code Section 409A or (ii) pursuant to the proviso to the first sentence of the definition of Repurchase Price) shall impair the rights of a Participant with respect to outstanding RSUs without his or her consent. Amendments may be made without stockholder approval except as required to satisfy applicable laws or regulations

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or the requirements of any stock exchange or market on which the Common Stock is listed or traded.

            10.7 Controlling Law.

            The Plan shall be governed by the laws of the State of Colorado.

            10.8 Inurement.

            The Plan will be binding upon and inure to the benefit of the Company and its successors and assigns and the Participant, his/her spouse, and any beneficiary/ies, their successors, heirs, executors, administrators and beneficiaries.

            10.9 Effective Date.

            The Plan was adopted on June 29, 2005, effective as of June 29,
2005.